EXHIBIT 99.1

               BESTNET COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of BestNet Communications Corporation (the "Company") for the three and six month periods ended February 28, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Robert A. Blanchard, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ ROBERT A. BLANCHARD
-------------------------------------
Robert A. Blanchard
President and Chief Executive Officer
April 14, 2003

               BESTNET COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of BestNet Communications Corporation (the "Company") for the three and six month periods ended February 28, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Paul H. Jachim, Chief Financial Officer and Chief Operating Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ PAUL H. JACHIM
-------------------------------------
Paul H. Jachim
Chief Financial Officer and Chief
  Operating Officer
April 14, 2003